UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 16, 2007
G&K Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN		55343

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (952) 912-5500
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Executive Employment Agreement - Richard L. Marcantonio
Executive Employment Agreement - Douglas A. Milroy
Executive Employment Agreement - David M. Miller
Executive Employment Agreement - Robert G. Wood
Executive Employment Agreement - Jeffrey L. Wright

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In order to comply with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service (the “IRS”) published thereunder (collectively “Section 409A”), on November 16, 2007, the Board of Directors of G&K Services, Inc. (the “Company”) and the Compensation Committee of the Company’s Board of Directors approved the amendment and restatement of the Company’s employment agreements with Richard L. Marcantonio, David M. Miller, Robert G. Wood, Douglas A. Milroy and Jeffrey L. Wright.
Richard L. Marcantonio
In order to comply with Section 409A, Mr. Marcantonio’s employment agreement was amended to reflect the timing of payments in the event of termination without cause, termination for good reason, and termination following a change of control. Mr. Marcantonio’s employment agreement was also amended to reflect a tax gross up for Section 409A and to provide for attorneys’ fees in the event an action is commenced by Mr. Marcantonio to collect any claim for cash benefits and Mr. Marcantonio is successful in such action. The amended agreement eliminates a lump sum payment at the Company’s discretion in lieu of providing health care continuation coverage, and provides for an annual limit of $5,000 on financial planning and tax preparation services during the 18 month period following a change in control termination. The agreement also provides, subject to any plan or program adopted by the Company after the date on which the parties entered into the agreement, for a lump sum payment equal to three times the annual automobile allowance if Mr. Marcantonio is receiving an automobile allowance, rather than a Company provided automobile, at the time of a change in control termination. Subject to any such plan or program, the amended agreement provides for a lump sum payment equal to six times the monthly automobile allowance if Mr. Marcantonio is terminated without cause. The amended agreement does not change the base salary, target incentives, long-term compensation or any other remunerative aspect of the agreement in any material respect, other than as described above and for Section 409A compliance reasons.
David M. Miller, Robert G. Wood and Douglas A. Milroy
In order to comply with Section 409A, the employment agreements of Messrs. Miller, Wood and Milroy were also amended to reflect the timing of payments in the event of termination without cause or termination following a change of control. The employment agreements were also amended to provide for attorneys’ fees in the event an action is commenced by the executive to collect any claim for cash benefits following a change in control termination for good reason and the executive is successful in such action. The agreements also provide, subject to any plan or program adopted by the Company after the date on which the parties entered into the agreement, for a lump sum payment equal to three times the annual automobile allowance if an executive is receiving an automobile allowance, rather than a Company provided automobile, at the time of a change in control termination for good reason. Subject to any such plan or program, the amended agreement provides for a lump sum payment equal to six times the monthly automobile allowance if an executive is terminated without cause. The amended agreement does not change the base salary, target incentives, long-term compensation or any other remunerative aspect of the agreement in any other material respect, other than as described above and for Section 409A compliance reasons.
Jeffrey L. Wright
The employment agreement of Jeffrey L. Wright was amended to make conforming changes to the employment agreements signed by Messrs. Miller, Wood and Milroy in March 2007, as reflected in the Company’s Current Report on Form 8-K filed on March 19, 2007. In addition, in order to comply with Section 409A, Mr. Wright’s employment agreement was amended in a manner similar to Messrs. Miller, Wood and Milroy’s agreements to reflect the timing of payments in the event of termination without cause or termination following a change of control for good reason. The employment agreement was also amended in a manner similar to Messrs. Miller, Wood and Milroy’s agreements to provide for attorneys’ fees in the event an action is commenced by Mr. Wright to collect any claim for cash benefits following a change in control termination for good reason and Mr. Wright is successful in such action. The agreement also provides, subject to any plan or program adopted by the Company after the date on which the parties entered into the agreement, for a lump sum payment equal to three times the annual automobile allowance if Mr. Wright is receiving an automobile allowance, rather than a Company provided automobile, at the time of a change in control termination for good reason. Subject to any such plan or program, the amended agreement provides for a lump sum payment equal to six times the monthly automobile allowance if Mr. Wright is terminated without cause. The amended agreement does not change the base salary, target incentives, long-term compensation or any other remunerative aspect of Mr. Wright’s agreement in any other material respect, other than as described above and for Section 409A compliance reasons.
The foregoing descriptions are qualified in their entirety by references to the employment agreements filed as Exhibits to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

10.1	Executive Employment Agreement, dated November 16, 2007, between G&K Services, Inc. and Richard L. Marcantonio

10.2	Executive Employment Agreement, dated November 16, 2007, between G&K Services, Inc. and Douglas A. Milroy

10.3	Executive Employment Agreement, dated November 16, 2007, between G&K Services, Inc. and David M. Miller

10.4	Executive Employment Agreement, dated November 16, 2007, between G&K Services, Inc. and Robert G. Wood

10.5	Executive Employment Agreement, dated November 16, 2007, between G&K Services, Inc. and Jeffrey L. Wright
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G&K SERVICES, INC.

Date: November 19, 2007	By	/s/ Jeffrey L. Cotter
Jeffrey L. Cotter
	Its	Director of Legal Services

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